FORM 8-K

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Act of 1934

Date of Report (Date of earliest event reported) April 18, 2016

WESTMOUNTAIN ALTERNATIVE ENERGY, INC.
 (Exact Name of Small Business Issuer as specified in its charter)

Colorado	0-53029	26-1315585
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 –A E. Harmony Road, #336, Fort Collins, Colorado 80525
 (Address of principal executive offices including zip code)

(970) 223-4499
 (Registrant's telephone number, including area code)

123 North College Ave, Suite 200, Fort Collins, Colorado 80524
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR  240.14d-2(b))

[  ]            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR  240.13e-4(c))

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Act of 1934

References in this document to "us," "we," or "the Company" refer to West Mountain Alternative Energy, Inc.

Item 8.01 Other Events.

Our principal executive office was located at 181 W. Boardwalk, Suite 202, Fort Collins, Colorado 80525, and our telephone number is (970) 223-4499.  Effective April 1, 2016, our office is now located at 1001-A E. Harmony Road, #366, Fort Collins, Colorado 80525. Our phone number remains the same.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 18, 2016	WEST MOUNTAIN ALTERNATIVE ENERGY, INC.,

	By	/s/ Brian L. Klemsz,
Brian L. Klemsz, President, Chief Executive Officer,Chief Financial Officer and Director (Principal Executive, Accounting and Financial Officer)